UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2009

NEW CENTURY COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9459	06-1034587
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9831 Romandel Avenue

Santa Fe Springs, California  90670
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (562) 906-8455

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

a.           ITEM 9.01                                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

4.1	Certificate of Designations of Preferences and Rights of Series C Convertible Preferred Stock.

4.2	Certificate of Designations of Preferences and Rights of Series D Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY COMPANIES, INC.
(Registrant)

Date: April 23, 2009	By:	/s/ DAVID DUQUETTE

David Duquette

President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Certificate of Designations of Preferences and Rights of Series C Convertible Preferred Stock.

4.2	Certificate of Designations of Preferences and Rights of Series D Convertible Preferred Stock.

4